Exhibit 10.20
SAR Award v. 2023.02.17
CROSSFIRST BANKSHARES, INC.
2018 OMNIBUS EQUITY INCENTIVE PLAN
STOCK APPRECIATION

RIGHT AWARD

AGREEMENT
Date of Grant:

______________________________________
Number of SARs:

______________________________________
Exercise Price per SAR:

$_____________________________________
Expiration Date:

_______________________________________
This

Stock

Appreciation

Right

Award

Agreement

(the

"SAR

Award

Agreement")

is
entered

into

on

_______________________,

by

and

between

CrossFirst

Bankshares,

Inc.,

a
Kansas corporation (the "Company"), and ________________________ (the "SAR Holder").
RECITALS:
A.

Effective October 25, 2018, the Company

adopted the CrossFirst Bankshares, Inc.
2018 Omnibus Equity Incentive

Plan (the "Plan") pursuant to

which the Company may, from time
to

time,

grant

Stock

Appreciation

Rights

to

eligible

Service

Providers

of

the

Company

and

its
Affiliates.
B.

The SAR Holder is a Service Provider

of the Company or one of its

Affiliates and
the

Company

desires

to

grant

to

the

SAR

Holder

a

SAR

subject

to

the

terms

and

conditions
reflected in this SAR Award Agreement, the Plan and as otherwise established by the Committee.
AGREEMENT:
In

consideration

of

the

mutual

covenants

contained

herein

and

other

good

and

valuable
consideration, the receipt of which is hereby acknowledged, the parties agree as follows:
Section 1.

Incorporation of the Plan.

All provisions of this SAR Award

Agreement
and the rights

of the SAR Holder

hereunder are subject in

all respects to

the provisions of the

Plan,
the terms of which are incorporated

herein by reference, and the powers of the Committee therein provided.

Capitalized terms used in

this SAR Award

Agreement but not defined

herein have the
meanings set forth in the Plan.
Section 2.

Grant of Stock Appreciation

Rights.

The Company hereby grants to the
SAR

Holder,

subject

to

the

terms

of

this

SAR

Award

Agreement

and

the

Plan,

the

aggregate
number of

the Stock

Appreciation Rights

identified above

opposite the

heading "Number

of SARs"
(the "SARs").

Each SAR entitles

the SAR Holder

to receive, upon

exercise, an amount

equal to
the excess

of (a)

the Fair

Market Value

of a

Share on

the date

of exercise,

over (b)

the Exercise
Price per SAR identified above (the "Appreciation Value").

Exhibit 10.20

SAR Award v. 2023.02.17
Section 3.

Exercisability

and

Vesting

of

SARs.

The

SARs

will

vest

and

become
exercisable as follows:
[Insert Time Vesting

Schedule or Performance Vesting

Terms and Conditions]
3.1

Forfeiture of SARs.
Except

as

otherwise

provided

in

this

SAR

Award
Agreement, any

unvested SARs

will not

be exercisable

on or

after the

date on

which the
SAR

Holder

ceases

to

be

a

Service

Provider

to

the

Company

or

an

Affiliate.

Notwithstanding the foregoing, (a)

the Committee may, it its sole discretion,

accelerate the
vesting for any portion

of or all

the SARs, if

in its judgment

the performance of the

SAR
Holder has

warranted such

an acceleration

and/or such

acceleration is

in the

best interest
of

the

Company,

and

(b)

if

the

SAR

Holder's

position

as

a

Service

Provider

with

the
Company

or

any

of

its

Affiliates

is

terminated

by

reason

of

the

SAR

Holder's

death

or
Disability, the vesting date of the SARs will

be accelerated to the

date of the SAR Holder's
termination as a Service Provider.
3.2

Expiration of SARs.

The SARs

will expire

and no

longer be

exercisable
at 5:00 p.m. central time on the Expiration Date identified

above, or earlier as provided in
this SAR Award Agreement or the Plan.

In no event may

the Expiration Date be

later than
the tenth anniversary of the SARs'

Date of Grant.

If the Expiration Date is not

a business
day, then the SARs will expire at

5:00 p.m. central time on

the first business day

following
the

Expiration

Date.

If

the

SARs,

or

any

portion

thereof,

are

not

exercised

before

the
Expiration Date (or an earlier time upon which the SARs terminate in accordance with the
terms of

the Plan

or this

SAR Award

Agreement), the

SARs, or

any unexercised

portion
thereof, shall be deemed to have been forfeited and to have no further force or effect.
Section 4.
Method

of

Exercise.

Provided

that

the

SARs

have

not

expired,

been
terminated, or cancelled in accordance with the terms of

the Plan or this SAR Award

Agreement,
the portion of the SARs

which is otherwise exercisable

pursuant to Section 3

of this SAR Award
Agreement may be exercised,

in whole or in part

and from time to

time, by delivery

to the General
Counsel and

Corporate Secretary

of the

Company,

or the

designee of

such officers,

a written

or
electronic notice specifying the number

of SARs being exercised.

Such notice must be in

a form
satisfactory to the

Company and must

set forth the

number of SARs

being exercised.

If a person
other than the

SAR Holder is

exercising the SARs,

the notice must

be accompanied by

satisfactory
evidence of such person's right to exercise the SARs. During the life of the SAR Holder,

only the
SAR

Holder

may

exercise

the

SARs;

however,

after the

SAR

Holder's

death

or

incapacity,

the
SAR

Holder's

executor,

administrator,

Beneficiary,

heir,

or

legatee,

as

the

case

may

be,

may
exercise the SARs.

S
ection 5.

Withholding.

Before the payment

of the Appreciation

Value in connection
with

the

exercise

of

the

SARs,

the

SAR

Holder

must

make

arrangements

satisfactory

to

the
Company to pay or provide for any

applicable federal, state, and local withholding obligations of
the Company.

The SAR Holder agrees

to make appropriate

arrangements with the

Company for
the

satisfaction

of

any

such

withholding

requirements.

Unless

specifically

denied

by

the
Committee,

the

SAR

Holder may

elect to

satisfy

any

such

withholding

obligations

by

one

or

a
combination of the following methods:

Exhibit 10.20

SAR Award v. 2023.02.17
(a)

payment of an amount in cash equal to the amount to be withheld;
(b)

payment

by

tendering

previously

acquired

Shares

(either

actually

or

by
attestation) valued

at each

Share's then

Fair Market

Value

and equal

to the

amount to

be
withheld;

(c)

requesting that the Company withhold from the Appreciation Value

Shares
issuable to the

SAR Holder having

a Fair Market

Value equal to the amount to

be withheld,
if the Appreciation Value

is to be paid in Shares; or
(c)

withholding

from

any

other

compensation

otherwise

due

to

the

SAR
Holder.
To

the

extent

the

Committee

permits

withholding

through

the

payment

of

previously

acquired
Shares pursuant

to Section

5(b), any

such withholding

shall be

in accordance

with any

rules

or
established procedures

for election

by Participants,

including any

rules or

restrictions relating

to
the

period

of

time

any

previously

acquired

Shares

have

been

held

or

owned,

including

any
elections, the irrevocability

of any election,

or any special

rules relating to

a SAR Holder

who is
an officer of the Company within the meaning of Section 16 of the 1934 Act.
S
ection 6.

Form of Payment.

Upon the exercise of

all or a

portion of the

SARs, the
SAR

Holder

will

be

entitled

to,

in

the

Committee's

sole

discretion,

a

cash

payment

or

a

whole
number

of

Shares

of

equivalent

value,

or

a

combination

of

cash

and

Shares,

equal

to

the
Appreciation Value

of the SARs

being exercised,

less any amounts

withheld pursuant to

Section
5 of this SAR Award

Agreement.
Section 7.Section 409A; No Deferral of Compensation.

This SAR Award Agreement is
not intended to provide for

the deferral compensation within

the meaning of Section 409A

of the
Internal Revenue

Code (the

"Code").

The Company

reserves the

right to

unilaterally amend

or
modify the Plan or this SAR Award Agreement, to the extent the Company considers it necessary or advisable, in

its sole discretion,

to comply with,

or to ensure

that the SARs

granted hereunder
are not subject to, Section 409A of the Code.
S
ection 8.

Effect

of

Separation

from

Service.

If

the

SAR

Holder

ceases

to

be

a
Service Provider of

the Company or

an Affiliate for any

reason other than

the SAR Holder's

death,
Disability,

or

termination with

Cause,

the SAR

Holder may

exercise

any

vested

SAR,

but only
within such period of time ending on the earlier of (a) 5:00 p.m. central time on the date that is 90
days

after

the

date

on

which

the

SAR

Holder

ceased

to

be

a

Service

Provider

or

(b)

5:00

p.m.
central time on the Expiration Date.
8.1Separation from

Service for Cause.

If the SAR

Holder's service to

the Company or
an

Affiliate

is

terminated

with

Cause,

the

SARs

(whether

vested

or

unvested)

will
immediately terminate and cease to be exercisable.
8.2Separation

from

Service

due

to

Death.

If

the

SAR

Holder

ceases

to

be

a

Service
Provider due to

the SAR

Holder's death, the

portion of

the SARs

vested as

of the date

of
the

SAR

Holder's

death

may

be

exercised

by

the

SAR

Holder's

executor,

administrator,
Beneficiary,

heir or

legatee as

the case

may be,

at any

time before

the earlier

of (a)

5:00

Exhibit 10.20

SAR Award v. 2023.02.17
p.m. central

time on

the date

that is

365 days

after the

date on

which the

SAR Holder

ceased
to be a Service Provider due to death or (b) 5:00 p.m. central time on the Expiration Date.
8.3Separation from Service due to Disability.

If the SAR Holder ceases to be a Service
Provider due to the SAR Holder's Disability, the portion of the SARs vested as of the date
on which

the SAR

Holder ceased to

be a

Service Provider

may be

exercised by

the SAR
Holder at

any time

before the

earlier of

(a) 5:00

p.m. central

time on

the date

that is

365
days

after

the

date

on

which

the

SAR

Holder

ceased

to

be

a

Service

Provider

due

to
Disability or (b) 5:00 p.m. central time on the Expiration Date.
Section 9. Transferability of SARs.

Except to

the extent

the Committee

allows SARs
to be transferred to a

Permitted Transferee, the SARs shall not be transferable

by the SAR Holder,
except by will or pursuant to the laws of descent and distribution.

Shares issuable pursuant to the
exercise of

the SARs

shall be

delivered only

to or

for the

account of

the SAR

Holder,

or in

the
event of the SAR Holder's incapacity, to the SAR Holder's guardian or legal representative.
S
ection 10.

No Right to

Continue as a Service

Provide; No Rights

as Shareholder.

Neither the

Plan nor

this SAR

Award

Agreement confers

upon the

SAR

Holder any

right to

be
retained in

any position

as an

Employee, Consultant, or

Director of

the Company.

Further, nothing
in the

Plan or

this SAR

Award Agreement shall be

construed to

limit the

discretion of

the Company
to terminate the SAR Holder as a Service Provider at any time, with or without Cause.

S ection 11.
Restrictive Covenants.

In consideration for the granting of the SARs

and
in addition to any

other restrictive agreements

that the SAR Holder

may have entered into

with the
Company or an

Affiliate, the SAR

Holder accepts

and agrees

to be bound

(except in cases

in which
the

following

covenants

conflict

with

the

terms

of

any

employment

agreement

between

the
Company

or

an

Affiliate

and

the

SAR

Holder;

in

such

cases

the

terms

of

such

an

employment
agreement shall control) in accordance with the provisions set forth in Exhibit A.

Section 12.
Compliance

with

Law.

The

exercise

of

the

SARs

shall

be

subject

to
compliance

by

the

Company

and

the

SAR

Holder

with

all

applicable

laws,

including

the
requirements

of

any

stock

exchange

on

which

the

Company's

Shares

may

be

listed.

The

SAR
Holder may

not exercise

the SARs

if such

exercise would

violate any

applicable federal

or state
securities laws or other

laws or regulations. No Shares

shall be issued pursuant to

the SARs unless
and until

any then

applicable requirements

of state

or federal

laws and

regulatory agencies

have
been fully

complied with

to the

satisfaction of

the Company

and its

counsel.

The SAR

Holder
understands that the Company is under no obligation

to register the Shares with the Securities

and
Exchange

Commission,

any

state

securities

commission

or

any

stock

exchange

to

effect

such
compliance.
S
ection 13.

Notices.

Any

notice

required

to

be

delivered

to

the

Company

under this
SAR Award

Agreement shall

be in

writing and

addressed to

the General

Counsel and Corporate
Secretary of the Company at the Company's principal corporate office.

Any notice required to be
delivered to the SAR Holder under this SAR Award

Agreement shall be in writing and addressed
to the SAR

Holder at the SAR

Holder's address as shown

in the records of

the Company.

Either
party may designate another address in writing (or such other method approved by the Company)
from time to time.

Exhibit 10.20

SAR Award v. 2023.02.17
S
ection 14.

Governing

Law.

This

SAR

Award

Agreement

will

be

construed

and
interpreted in

accordance with

the laws

of the

State of

Kansas without

regard to

conflict of

law
principles.
S
ection 15.

Adjustments.

If

any

change

is

made

to

the

outstanding

Stock

or

capital
structure

of

the

Company,

if

required,

the

SARs

may

be

adjusted

or

terminated

in

any

manner
contemplated by Section 7 of the Plan.
S
ection 16.

Amendment.

This SAR Award

Agreement may be

amended in a

manner
that is materially

adverse to

the SAR

Holder only by

a writing executed

by the parties

hereto which
specifically states that it is amending this SAR Award

Agreement.
S
ection 17.

Clawback Policy.

The SARs

will be

subject to

certain provisions

of the
Dodd-Frank Wall

Street Reform and

Consumer Protection

Act of 2010

(“Dodd-Frank”) and

any
other

compensation

clawback

policy

that

the

Committee

has

adopted

or

is

required

to

adopt
pursuant

to

the

listing

standatds

of

any

national

securities

exchange

on

which

the

Company's
securities

are

listed

or

as

is

otherwise

required

by

Dodd

Frank

or

any

other

applicable

law,
including

without

limitation the

CrossFirst

Bankshares,

Inc.

Incentive Compensation

Clawback
Policy.

The SAR

Holder acknowledges

that the

SARs may

be clawed

back by

the Company

in
accordance with any

policies and

procedures adopted

by the Committee

in order to

comply with
Dodd Frank or as set forth in this SAR Award

Agreement.

Section 18.

Interpretation.

Any

dispute

regarding

the

interpretation

of

this

SAR
Award

Agreement shall

be submitted

by the

SAR Holder

or the

Company to

the Committee

for
review.

The resolution

of such dispute

by the Committee

shall be final

and binding on

the SAR
Holder and the Company.
S
ection 19.

Titles.

Titles are provided herein for convenience only and

are not to serve
as a basis for interpretation or construction of this SAR Award Agreement.
S
ection 20.Successors and Assigns.

The Company may

assign any of

its rights under this
SAR Award Agreement. This

SAR Award Agreement will

be binding

upon and

inure to

the benefit
of

the

successors

and

assigns

of

the

Company.

Subject

to

the

restrictions

on

transfer

set

forth
herein, this SAR

Award

Agreement will be

binding upon the

SAR Holder and

the SAR Holder's
beneficiaries, executors,

administrators and

the person(s)

to whom

the SARs

may be

transferred
by will or the laws of descent or distribution.
S
ection 21.Severability.

The invalidity

or unenforceability

of any

provision of

the Plan
or this SAR Award Agreement shall not affect the

validity or enforceability of

any other provision
of the

Plan or

this SAR

Award

Agreement, and

each provision

of the

Plan and

this SAR

Award
Agreement shall be severable and enforceable to the extent permitted by law.
Section 22.

No Impact

on Other

Benefits.

The value

of the

SARs are

not part

of the
SAR

Holder's

normal

or

expected

compensation

for

purposes

of

calculating

any

severance,
retirement,

welfare, insurance or similar employee benefit.
Section 23. Counterparts.

This

SAR

Award

Agreement

may

be

executed

in
counterparts, each

of which

shall be

deemed an

original but

all of

which together will

constitute

Exhibit 10.20

SAR Award v. 2023.02.17
one

and

the

same

instrument.

Counterpart

signature

pages

to

this

SAR

Award

Agreement
transmitted by facsimile

transmission, by electronic

mail in portable

document format (.pdf),

or by
any other electronic means intended to preserve the original graphic and pictorial appearance of a document, will have

the same

effect as physical

delivery of the

paper document

bearing an

original
signature.
Section 24.

Acceptance.

The SAR

Holder hereby

acknowledges receipt

of a

copy of
the Plan

and this

SAR Award

Agreement. The

SAR Holder

has read

and understands

the terms
and provisions thereof and accepts the SARs subject to all of the terms and conditions of the Plan and this SAR Award

Agreement.

Section 25.

Entire Agreement and Binding Effect.

This SAR Award Agreement and
the Plan constitute the entire contract between

the parties hereto with regard to

the subject matter
hereof.

They supersede any other agreements, representations or understandings (whether oral or written

and

whether

express

or

implied)

that

relate

to

the

subject

matter

hereof.

Except

as
expressly stated herein

to the contrary, this SAR

Award Agreement will be binding upon

and inure
to the

benefit of

the respective

heirs, legal

representatives, successors

and assigns

of the

parties
hereto.
[Signature Page Follows]

Exhibit 10.20

SAR Award v. 2023.02.17

The parties to this

SAR Award

Agreement have executed

this SAR Award

Agreement as
of the date provided in the preamble of this agreement.
CROSSFIRST BANKSHARES, INC.
By: _____________________
Name:___________________
Title:____________________
[SAR HOLDER NAME]
By: _____________________
Name:___________________

Exhibit 10.20

SAR Award v. 2023.02.17
EXHIBIT A
Restrictive Covenants for SAR Holder Employed in Arizona, Georgia, Kansas, Missouri,
Texas

or New Mexico

1.
NONCOMPETITION.

For

a

period

of

one

year

following

the

date

of

SAR
Holder's

termination

as

a

Service

Provider

("
Termination

Date")
,

SAR

Holder
will not contribute his or her knowledge,

directly or indirectly,

in whole or in part, as an
employee,

officer,

owner,

manager,

advisor,

consultant,

agent,

partner,

director,
shareholder, volunteer,

intern or in any other similar capacity to an entity engaged in the same or similar

business as the Company

or one of its

Affiliates within the

state, region
or metropolitan statistical area (as appropriate) for which SAR Holder had responsibility for, or

conducted business

on behalf of,

the Company or

one of its

Affiliates during the
two years prior to the Termination Date.
2.
NONSOLICITATION

OF

EMPLOYEES.

For

a

period

of
one

year

following
the
Termination

Date

,

SAR

Holder

will

not

directly

or

indirectly,

solicit,

hire,

recruit,
attempt to

hire or

recruit, or

induce the

termination of

employment of

any employee

of
the Company or one of its Affiliates.
3.
NONSOLICITATIO

N

OF

COMPANY

CUSTOMERS.

For

a

period

of
one

year
following
the Termination

Date

,

SAR

Holder

will

not directly

or indirectly,

solicit,
contact (including, but

not limited to,

e-mail, regular mail,

express mail, telephone,

fax,
and instant message), attempt

to contact or meet

with the current, former

or prospective
customers of the Company

or one of its

Affiliates with whom

SAR Holder had material
contact during SAR Holder's

employment, for purposes of

offering or accepting goods or
services

similar

to

or

competitive

with

those

offered

by

the

Company

or

one

of

its
Affiliates.

4.
NO

DETRIMENTAL

COMMUN

ICATIONS.

SAR

Holder
agrees not to

disclose
or cause

to be

disclosed at

any time

any untrue,

negative, adverse

or derogatory

comments
or information

about the

Company or

one of

its Affiliates, any

product or

service provided
by the

Company or

one of

its Affiliates

,

or prospects

for the

future of

the Company

or
one of its

Affiliates.

Notwithstanding the foregoing,

this provision does

not in any way
limit, restrict

or impede

SAR Holder’s

ability to

provide truthful

testimony or

information
in response to a subpoena, court or arbitral order, or as otherwise required by law.
5.
CONFIDENTIALITY.

SAR

Holder
acknowledges

that

it

is

the

policy

of

the
Company

to

maintain

as

confidential

all

information

about

the

Company’s

and

its
Affiliates'

business,

proprietary,

and

technical

information

that

is

not known

to

others,
including without limitation,

customer lists, information

relating to the

Company's or one
of its

Affiliates' customers,

their businesses,

operations, employees

and customers,

unique
concepts,

lending

practices,

sales

presentations,

marketing

programs,

marketing
strategies,

business

practices,

pricing

information,

employment

handbooks,

training
materials/manuals, cost information, customer leads,

documents identifying past, present
and

future

customers,

hiring

and

training

methods,

investment

policies,

financial

and
other confidential, proprietary

and/or trade secret

information concerning the Company’s

Exhibit 10.20

SAR Award v. 2023.02.17
and its Affiliates' operations and

growth plans ("Confidential Information").

SAR Holder
recognizes

that

the

Confidential

Information

is

the

sole

and

exclusive

property

of

the
Company or one

of its Affiliates,

and that disclosure of

Confidential Information would
cause damage to the Company

or one of its Affiliates

.

SAR Holder shall not at

any time
disclose or authorize the disclosure of Confidential Information that

(a) is disclosed to or
known

by

SAR

Holder

as

result

of

as

a

consequence

of

or

through

the

SAR

Holder's
performance of

services for

the Company

or one

of its

Affiliates,

(b) is

not publicly

or
generally

known

outside

the

Company

or

one

of

its

Affiliates

and

(c)

relates

in

any
manner to the Company's or one of its Affiliates'

business.

This Section 5 shall apply in
addition to, and not in derogation of any other confidentiality agreements that may exist, now or in the future, between SAR Holder and the Company or one of its Affiliates.
a)
On or

before the

Termination

Date
,
SAR Holder

shall return

to the

Company,

all
records,

lists,

compositions,

documents

and

other

items

which

contain,

disclose
and/or

embody

any

Confidential

Information

(including,

without

limitation,

all
copies,

reproductions,

summaries

and

notes

of

the

contents

thereof,

expressly
including all electronically-stored

data, wherever stored),

regardless of the

person
causing the

same to

be in

such form,

and SAR

Holder will

certify that

the provisions
of this paragraph have been complied with.
b)
Notwithstanding

the

above

or

any

provision

of

this

Exhibit

A

or

any

other
agreement executed by

the SAR Holder to

the contrary, there shall be no

restriction
on

the

SAR

Holder's

ability

to

(i)

report violations

of

any

law

or

regulation,

(ii)
provide

truthful

testimony

or

information

pursuant

to

subpoena,

court

order,

or
similar legal process, (iii)

provide truthful information to government

or regulatory
agencies,

or

(iv)

otherwise

engage

in

whistleblower

activity

protected

by

the
Securities

Exchange

Act

of

1934,

the

Dodd-Frank

Wall

Street

Reform

and
Consumer Protection Act, or any rules or regulations issued thereunder, including, without limitation, Rule 21F-17.

In addition, 18 U.S.C. §1833(b)

provides, in part:
“(1) An individual

shall not

be held

criminally or

civilly liable

under any

Federal
or State trade

secret law

for the disclosure

of a trade

secret that (A)

is made (i)

in
confidence

to

a

Federal,

State,

or

local

government

official,

either

directly

or
indirectly,

or

to

an

attorney;

and

(ii)

solely

for

the

purpose

of

reporting

or
investigating a

suspected violation

of law;

or (B)

is made

in a

complaint or

other
document filed in

a lawsuit or

other proceeding, if

such filing is

made under seal.
…. (2) An

individual who

files a

lawsuit for

retaliation by

an employer

for reporting
a

suspected

violation

of

law

may

disclose

the

trade

secret

to

the

attorney

of

the
individual

and

use

the

trade

secret

information

in

the

court

proceeding,

if

the
individual (A)

files any

document containing

the trade

secret under

seal; and

(B)
does not disclose the trade secret, except pursuant

to court order.”

Nothing in this
Exhibit A, any other agreement

executed by the SAR Holder

is intended to conflict
with the statutory protection in 18 U.S.C. §1833(b).
6.
BREACH

OF

COVENANTS.

In

the

event

of

a

breach

of

any

of

the

covenants
contained

in

this

Exhibit

A:

(a)

any

unvested

portion

of

the

SARs

shall

be

forfeited
effective as of the date

of such breach, unless sooner terminated

by operation of another
term

of

condition

of

the

SAR

Award

Agreement

or

the

Plan;

and

(b)

the

SAR

Holder

Exhibit 10.20

SAR Award v. 2023.02.17
hereby consents and agrees

that the Company

or one of its

Affiliates shall be

entitled to
seek, in

addition to

other available

remedies, a

temporary or

permanent injunction

or other
equitable

relief

against

such

breach

or

threatened

breach

from

any

court

of

competent
jurisdiction, without the

necessity of

showing any actual

damages or that

money damages
would not afford

an adequate remedy,

and without the

necessity of posting

any bond or
security.

The aforementioned equitable

relief shall be

in addition to,

not in lieu

of, legal
remedies, monetary damages or other available forms of relief.
7.
SEVERABILITY.

If any of the provisions

of this Exhibit A

shall otherwise contravene
or be invalid

under the

laws of

any state,

country or

other jurisdiction

where this

Exhibit

A
is applicable

but for

such contravention

or invalidity, such

contravention

or invalidity

shall
not invalidate

all of

the provisions

of this

Exhibit A

but rather

it shall

be construed, insofar
as the laws of that state or other jurisdiction are concerned,

as not

containing

the provision
or provisions

contravening

or invalid

under the

laws of that

state or jurisdiction, or a court
of

competent

jurisdiction

may

reform

any

such

invalid

provision,

and

the

rights

and
obligations created hereby shall be construed and enforced accordingly.

Restrictive Covenants for SAR Holder Employed in Oklahoma
1.
NONSOLICITATION

OF EMPLOYEES.

For a period of

one year following
the date of
SAR

Holder's

termination

as

a

Service

Provider

("
Termination

Date

"),

SAR
Holder

will

not

directly

solicit,

hire,

recruit,

attempt

to

hire

or

recruit,

or

induce

the
termination of employment

of any employee

of the Company

or one of

its Affiliates during
the two years prior to the Termination Date.
2.
NONSOLICITATION

OF COMPANY CUSTOMERS.

For a

period of

one year

following
the

Termination

Date,

SAR

Holder will

not directly

solicit,

interfere with,

or

attempt

to
interfere

with

any

of

the

Company's

or

one

of

its

Affiliates'

established

customer
relationships

that

existed

at

SAR

Holder's

Termination

Date for

purposes

of

offering

or
accepting goods or

services similar to

or competitive with

those offered by

the Company
or one of its Affiliates.

3.
NO DETRIMENTAL COMMUNICATIONS.

SAR Holder agrees

not to disclose

or cause
to

be

disclosed

at

any

time

any

untrue,

negative,

adverse

or

derogatory

comments

or
information about the

Company or one of

its Affiliates, any product or

service provided by
the Company or one of its Affiliates,

or prospects for the future of the Company or one of
its

Affiliates.

Notwithstanding

the

foregoing,

this

provision

does

not

in

any

way

limit,
restrict

or

impede

SAR

Holder’s

ability

to

provide

truthful

testimony

or

information

in
response to a subpoena, court or arbitral order, or as otherwise required by law.
4.
CONFIDENTIALITY.

SAR Holder acknowledges that it is the policy of the Company to maintain as confidential

all information about

the Company’s

and its Affiliates'

business,
proprietary,

and

technical

information

that

is

not

known

to

others,

including

without
limitation,

customer

lists,

information

relating

to

the

Company's

or

one

of

its

Affiliates'
customers,

their

businesses,

operations,

employees

and

customers,

unique

concepts,
lending practices, sales presentations, marketing

programs, marketing strategies, business
practices,

pricing

information,

employment

handbooks,

training

materials/manuals,

cost

Exhibit 10.20

SAR Award v. 2023.02.17
information,

customer

leads,

documents

identifying

past,

present

and

future

customers,
hiring

and

training

methods,

investment

policies,

financial

and

other

confidential,
proprietary and/or

trade

secret information

concerning

the Company’s

and

its

Affiliates'
operations and growth

plans ("Confidential Information"). SAR

Holder recognizes that

the
Confidential Information

is the sole

and exclusive

property of the

Company or

one of

its
Affiliates,

and

that

disclosure

of

Confidential

Information

would

cause

damage

to

the
Company or one

of its

Affiliates.

SAR Holder

shall not

at any

time disclose

or authorize
the disclosure of

Confidential Information that

(a) is disclosed to or

known by SAR

Holder
as result of as

a consequence of or

through the SAR

Holder's performance of services

for
the

Company

or

one

of

its

Affiliates,

(b)

is

not publicly

or

generally known

outside

the
Company or one of its Affiliates and (c) relates in any manner to the Company's or one of
its Affiliates

business.

This Section 4

shall apply in

addition to, and

not in derogation

of
any other

confidentiality

agreements that

may exist,

now or

in the

future, between

SAR
Holder and the Company or one of its Affiliates.
a)
On or

before the

Termination

Date, SAR

Holder shall

return to

the Company,

all
records,

lists,

compositions,

documents

and

other

items

which

contain,

disclose
and/or

embody

any

Confidential

Information

(including,

without

limitation,

all
copies,

reproductions,

summaries

and

notes

of

the

contents

thereof,

expressly
including all

electronically-stored data, wherever

stored), regardless of

the person
causing the

same to

be in

such form,

and SAR

Holder will

certify that

the provisions
of this paragraph have been complied with.
b)
Notwithstanding

the

above

or

any

provision

of

this

Exhibit

A

or

any

other
agreement executed by

the SAR Holder to

the contrary, there shall be no

restriction
on

the

SAR

Holder's

ability

to

(i)

report violations

of

any

law

or

regulation,

(ii)
provide

truthful

testimony

or

information

pursuant

to

subpoena,

court

order,

or
similar legal process, (iii)

provide truthful information to government

or regulatory
agencies,

or

(iv)

otherwise

engage

in

whistleblower

activity

protected

by

the
Securities

Exchange

Act

of

1934,

the

Dodd-Frank

Wall

Street

Reform

and
Consumer Protection Act, or any rules or regulations issued thereunder, including, without limitation, Rule 21F-17.

In addition, 18 U.S.C. §1833(b)

provides, in part:
“(1) An individual

shall not

be held

criminally or

civilly liable

under any

Federal
or State trade

secret law

for the disclosure

of a trade

secret that (A)

is made (i)

in
confidence

to

a

Federal,

State,

or

local

government

official,

either

directly

or
indirectly,

or

to

an

attorney;

and

(ii)

solely

for

the

purpose

of

reporting

or
investigating a

suspected violation

of law;

or (B)

is made

in a

complaint or

other
document filed in

a lawsuit or

other proceeding, if

such filing is

made under seal.
…. (2) An

individual who

files a

lawsuit for

retaliation by

an employer

for reporting
a

suspected

violation

of

law

may

disclose

the

trade

secret

to

the

attorney

of

the
individual

and

use

the

trade

secret

information

in

the

court

proceeding,

if

the
individual (A)

files any

document containing

the trade

secret under

seal; and

(B)
does not disclose the trade secret, except pursuant

to court order.”

Nothing in this
Exhibit A, any other agreement

executed by the SAR

Holder is intended to

conflict
with the statutory protection in 18 U.S.C. §1833(b).

Exhibit 10.20

SAR Award v. 2023.02.17
5.
BREACH OF COVENANTS.

In the event of a breach of

any of the covenants contained
in this

Exhibit A:

(a) any

unvested portion

of the

SARs shall

be forfeited

effective as

of
the date of

such breach, unless

sooner terminated by

operation of another

term of condition
of the

SAR Award

Agreement or

the Plan;

and (b)

the SAR

Holder hereby

consents and
agrees that

the Company or

one of

its Affiliates shall

be entitled

to seek,

in addition

to other
available remedies,

a temporary

or permanent

injunction or

other equitable

relief against
such

breach

or

threatened

breach

from

any

court

of

competent

jurisdiction,

without

the
necessity

of

showing

any

actual

damages

or

that

money

damages

would

not

afford

an
adequate

remedy,

and

without

the

necessity

of

posting

any

bond

or

security.

The
aforementioned

equitable

relief

shall

be

in

addition

to,

not

in

lieu

of,

legal

remedies,
monetary damages or other available forms of relief.
6.
SEVERABILITY.

If any of the provisions of this Exhibit A shall otherwise contravene or be invalid under the laws of any state, country

or other jurisdiction where this Exhibit A is
applicable but

for such

contravention or

invalidity,

such contravention

or invalidity

shall
not invalidate all of the

provisions of this Exhibit A but

rather it shall be construed,

insofar
as the laws of that state or other

jurisdiction are concerned, as not containing the provision
or provisions

contravening or

invalid under

the laws

of that

state or

jurisdiction, and

the
rights and obligations created hereby shall be construed and enforced accordingly.
Restrictive Covenants for SAR Holder Employed in Colorado
1.
The provisions in paragraphs 2 and 4 are

for the protection of the Company's or one

of its
Affiliates' trade secrets.

The provisions in

paragraphs 2 apply

only to a

SAR Holder whose
annualized

cash

compensation

is

equivalent

to

or

greater

than

the

threshold

amount

for
highly compensated workers established by the Division of Labor Standards and Statistics
in the

Colorado Department

of Labor

and Employment.

The provisions

in paragraphs

2
and 4 apply only

to a SAR Holder whose

annualized cash compensation is equivalent

to or
greater than 60% of

the threshold amount for

highly compensated workers established

by
the Division

of Labor

Standards and

Statistics in

the Colorado

Department of

Labor and
Employment.
2.
NONCOMPETITION.

For

a

period

of

one

year

following

the

date

of

SAR
Holder's

termination

as

a

Service

Provider

("
Termination

Date")
,

SAR

Holder
will not

contribute his

or her

knowledge, directly

or indirectly,

in whole

or in

part, as

an
employee,

officer,

owner,

manager,

advisor,

consultant,

agent,

partner,

director,
shareholder, volunteer,

intern or

in any

other similar

capacity to

an entity

engaged in

the
same or similar business as the Company or one of its Affiliates within the state, region or metropolitan statistical area (as appropriate) for which SAR Holder had responsibility for, or conducted

business on

behalf of,

the Company

or one

of its

Affiliates

during the

two
years prior to the Termination Date.
3.
NONSOLICITATION

OF

EMPLOYEES.

For

a

period

of

one

year

following

the
Termination

Date,

SAR

Holder

will

not

directly

solicit,

hire,

recruit,

attempt

to

hire

or
recruit, or induce the termination of employment of any employee of the

Company or one
of its Affiliates.

Exhibit 10.20

SAR Award v. 2023.02.17
4.
NONSOLICITATIO

N

OF

COMPANY

CUSTOMERS.

For

a

period

of
one

year
following
the

Termination

Date

,

SAR

Holder

will

not

directly

or

indirectly,

solicit,
contact (including,

but not

limited

to, e-mail,

regular mail,

express mail,

telephone, fax,
and instant

message), attempt

to contact

or meet

with the

current, former

or prospective
customers of

the Company

or one

of its

Affiliates with

whom SAR

Holder had

material
contact during SAR

Holder's employment, for purposes

of offering or

accepting goods or
services

similar

to

or

competitive

with

those

offered

by

the

Company

or

one

of

its
Affiliates.

5.
NO DETRIMENTAL COMMUNICATIONS.

SAR Holder agrees

not to disclose

or cause
to

be

disclosed

at

any

time

any

untrue,

negative,

adverse

or

derogatory

comments

or
information about the

Company or one of

its Affiliates, any product or

service provided by
the Company or one of its Affiliates,

or prospects for the future of the Company or one of
its

Affiliates.

Notwithstanding

the

foregoing,

this

provision

does

not

in

any

way

limit,
restrict

or

impede

SAR

Holder's

ability

to

provide

truthful

testimony

or

information

in
response to a subpoena, court or arbitral order, or as otherwise required by law.
6.
CONFIDENTIALITY.

SAR Holder acknowledges that it is the policy of the Company to maintain

as

confidential

all

information

about

the

Company’s

or

one

of

its

Affiliates'
business,

proprietary,

and

technical

information

that

is

not

known

to

others,

including
without limitation,

customer lists and

information relating

to the Company's

or one of

its
Affiliates'

customers,

their

businesses,

operations,

employees

and

customers,

unique
concepts, lending practices, sales

presentations, marketing programs, marketing

strategies,
business

practices,

pricing

information,

employment

handbooks,

training
materials/manuals, cost

information, customer

leads, documents

identifying past,

present
and future customers, hiring and

training methods, investment policies, financial

and other
confidential, proprietary and/or trade secret information concerning the Company’s or one
of

its

Affiliates'

operations

and

growth

plans

("Confidential

Information").

SAR

Holder
recognizes

that

the

Confidential

Information

is

the

sole

and

exclusive

property

of

the
Company or

one of

its Affiliates

,

and that

disclosure of

Confidential Information

would
cause damage

to the

Company or

one of

its Affiliates.

SAR Holder

shall not

at any

time
disclose or authorize

the disclosure

of Confidential

Information that (a) is

disclosed to or
known

by

SAR

Holder

as

result

of

as

a

consequence

of

or

through

the

SAR

Holder's
performance

of

services

for

the

Company

or

one

of

its

Affiliates,

(b)

is

not

publicly

or
generally known outside the

Company or one of

its Affiliates and (c)

relates in any manner
to the Company's

or one of its

Affiliates' business.

This Section 6

shall apply in addition
to, and not in derogation of any other confidentiality agreements that may exist, now or in the future, between SAR Holder and the Company or one of its Affiliates.
a)
On or

before the

Termination

Date, SAR

Holder shall

return to

the Company,

all
records,

lists,

compositions,

documents

and

other

items

which

contain,

disclose
and/or

embody

any

Confidential

Information

(including,

without

limitation,

all
copies,

reproductions,

summaries

and

notes

of

the

contents

thereof,

expressly
including all

electronically-stored data, wherever

stored), regardless of

the person
causing the

same to

be in

such form,

and SAR

Holder will

certify that

the provisions
of this paragraph have been complied with.

Exhibit 10.20

SAR Award v. 2023.02.17
b)
Notwithstanding

the

above

or

any

provision

of

this

Exhibit

A

or

any

other
agreement executed by SAR Holder to the contrary, there shall be no restriction on the

SAR

Holder’s

ability

to

(i)

report

violations

of

any

law

or

regulation,

(ii)
provide

truthful

testimony

or

information

pursuant

to

subpoena,

court

order,

or
similar legal process, (iii)

provide truthful information to government

or regulatory
agencies,

or

(iv)

otherwise

engage

in

whistleblower

activity

protected

by

the
Securities

Exchange

Act

of

1934,

the

Dodd-Frank

Wall

Street

Reform

and
Consumer Protection Act, or any rules or regulations issued thereunder, including, without limitation, Rule 21F-17.

In addition, 18 U.S.C. §1833(b)

provides, in part:
“(1) An individual

shall not

be held

criminally or

civilly liable

under any

Federal
or State trade

secret law

for the disclosure

of a trade

secret that (A)

is made (i)

in
confidence

to

a

Federal,

State,

or

local

government

official,

either

directly

or
indirectly,

or

to

an

attorney;

and

(ii)

solely

for

the

purpose

of

reporting

or
investigating a

suspected violation

of law;

or (B)

is made

in a

complaint or

other
document filed in

a lawsuit or

other proceeding, if

such filing is

made under seal.
…. (2) An

individual who

files a

lawsuit for

retaliation by

an employer

for reporting
a

suspected

violation

of

law

may

disclose

the

trade

secret

to

the

attorney

of

the
individual

and

use

the

trade

secret

information

in

the

court

proceeding,

if

the
individual (A)

files any

document containing

the trade

secret under

seal; and

(B)
does not disclose the trade secret, except pursuant

to court order.”

Nothing in this
Exhibit A, any other agreement

executed by the SAR Holder

is intended to conflict
with the statutory protection in 18 U.S.C. §1833(b).
7.
BREACH OF COVENANTS.

In the event of a breach of

any of the covenants contained
in this

Exhibit A:

(a) any

unvested portion

of the

SARs shall

be forfeited

effective as

of
the date of

such breach, unless

sooner terminated by

operation of another

term of condition
of the

SAR Award

Agreement or

the Plan;

and (b)

the SAR

Holder hereby

consents and
agrees that

the Company or

one of

its Affiliates shall

be entitled

to seek,

in addition

to other
available remedies,

a temporary

or permanent

injunction or

other equitable

relief against
such

breach

or

threatened

breach

from

any

court

of

competent

jurisdiction,

without

the
necessity

of

showing

any

actual

damages

or

that

money

damages

would

not

afford

an
adequate

remedy,

and

without

the

necessity

of

posting

any

bond

or

security.

The
aforementioned

equitable

relief

shall

be

in

addition

to,

not

in

lieu

of,

legal

remedies,
monetary damages or other available forms of relief.
8.
SEVERABILITY.

If any of the provisions of this Exhibit A shall otherwise contravene or be invalid under

the laws of

any state,

country or

other jurisdiction

where this

Exhibit A

is
applicable

but for such contravention

or invalidity, such contravention or

invalidity shall
not invalidate all of the

provisions of this Exhibit A but rather it shall be construed, insofar as the laws of that state or other jurisdiction are concerned,

as not

containing

the
provision

or provisions

contravening

or invalid

under

the laws

of that

state

or jurisdiction, or
a court of competent jurisdiction may reform any such invalid provision, and the rights and obligations created hereby shall be construed and enforced accordingly.